UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2007

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2530 Meridian Parkway, 2nd Floor, Durham, North Carolina		27713
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2007, the board of directors of Smart Online, Inc. (the "Company") appointed David Colburn, the president, CEO and a director of the Company, to the position of Chairman of its board of directors. Mr. Colburn is replacing Jeffrey LeRose who on October 18, 2007 delivered a letter indicating his intent to resign from the board, citing his need to give his full attention to his current personal and business affairs. Mr. LeRose’s resignation was accepted by the board of directors on October 19, 2007. Under the Company’s Revised Board Compensation Policy, Mr. Colburn is not entitled to any compensation for his service as Chairman of the board of directors.

A copy of the press release announcing these events and Mr. LeRose’s letter of resignation are attached hereto as Exhibits 99.1 and 99.2, respectively, and both are incorporated herein by reference. Mr. LeRose’s resignation was not the result of a disagreement with the board of the Company or the management of the Company.

Mr. LeRose served as Chairman of the Company’s board of directors as well as chairman of its compensation and nominating and corporate governance committees. The board and the Company extends its gratitude to Mr. LeRose in recognition of this service to the Company. In addition, in recognition of Mr. LeRose’s service to the Company, the board amended shares of restricted stock previously granted to Mr. LeRose under the Company’s 2004 Equity Compensation Plan to permit their vesting through December 21, 2007 and approved the continued payment of his monthly board fee through June 2008, which represents the end of his annual elected term had he served his full term.

Item 8.01 Other Events.

On October 18, 2007, the Company learned that a stockholder class action lawsuit was filed in the United States District Court for the Middle District of North Carolina against the Company and certain of its officers and directors, Michael Nouri, Eric Nouri, Maxim Group LLC and Jesup & Lamont Securities Corp. The complaint reportedly alleges violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5. The complaint has not yet been served on the Company. The Company intends to vigorously contest these allegations and claims.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

October 19, 2007	By:	David E. Colburn

Name: David E. Colburn
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 19, 2007
99.2	Letter of Resignation dated October 18, 2007